EXHIBIT 99.1

AMC Diligence, LLC (“AMC”) Due Diligence Executive Summary

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) for business purpose loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) on a flow or mini-bulk basis by VMC Asset Pooler, LLC or its affiliates (the “Client”) through mortgage loan files reviewed on behalf of such parties or with results conveyed from another party to the Client via reliance letter. The Review, which includes for reliance letter loans the time of an initial review performed for such party, was conducted from October 2018 through February 2020 on business purpose loans with origination dates from October 2017 through February 2020 via files imaged and provided by the Client for review. The Review includes loans that were reviewed both (i) directly for an affiliate of the Client and (ii) for correspondents with results conveyed to an affiliate of the Client by a reliance letter.

(2) Sample size of the assets reviewed.

The initial population consisted of six hundred fifty-eight (658) business purpose loans totaling an aggregate original principal balance of approximately $214.225 million. There were zero (0) loans removed from the initial population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 above – Kroll Bond Rating Agency, Inc. and S&P Global Ratings.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all loans during the Review) and relevant for the scope in question, included the following data fields:

# of Units	Has FTHB	Original Interest Rate
Amortization Term	Index Type	Original Interest Rate Period
Amortization Type	Interest Only	Original Loan Amount
Appraised Value	Interest Only Period	Original LTV
Borrower First Name	Interest Rate Change Frequency	Original P&I
Borrower FTHB	Interest Rate Initial Cap	Original Term
Borrower Full Name	Interest Rate Life Cap	Prepayment Penalty Period (months)
Borrower Last Name	Interest Rate Life Floor	Product Description
Borrower Self-Employed?	Interest Rate Periodic Cap	Property Type
Borrower SSN	Lien Position	Purpose
Borrower Total Income	LTV Valuation Value	Refi Purpose
Cash From Borrower	Margin	Representative FICO
Cash To Borrower	Maturity Date	State
City	MERS Min Number	Street
Contract Sales Price	Neg Am	Zip
Doc Type	Occupancy
First Payment Date	Original CLTV

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

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BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields, and verifying that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Gathering the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, AMC sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, and (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property were bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors, and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

Not applicable.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

Of the six hundred fifty-eight (658) files reviewed, six hundred forty (640) loans have an Overall grade of “B” or higher, and eighteen (18) mortgage loans (2.74%) received a “C” grade as a result of property exceptions described below.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	435	66.11%
B	205	31.16%
C	18	2.74%
D	0	0.00%
Total	658	100.00%

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CREDIT RESULTS SUMMARY

Of the six hundred fifty-eight (658) files reviewed, all six hundred fifty-eight (658) loans have a Credit grade of “B” or higher and 67.17% of the loans by number have a Credit grade of “A.”

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	442	67.17%
B	216	32.83%
C	0	0.00%
D	0	0.00%
Total	658	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Of the six hundred fifty-eight (658) loans reviewed, six hundred forty (640) loans have a Property grade of “B” or higher. Eighteen (18) mortgage loans (2.74%) received a “C” grade. Seventeen (17) were for an exception related to not obtaining a secondary valuation for loans where the program guidelines do not require a secondary valuation and one (1) was for missing form 442.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	639	97.11%
B	1	0.15%
C	18	2.74%
D	0	0.00%
Total	658	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Credit Grade of “B”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	B	Credit	244
		Borrower and Mortgage Eligibility	35
		Loan Package Documentation	23
		Guideline	19
		Asset	18
		Insurance	10
		Missing Document	8
		Legal / Regulatory / Compliance	4
		Missing, Incorrect, or Incomplete HUD-1	1
		Property - Appraisal	1
		Total Credit Grade (B) Exceptions:	363
Total Credit Exceptions:			363
Property	B	Valuation	1
		Total Property Grade (B) Exceptions:	1
	C	Appraisal Reconciliation	17
		Property - Appraisal	1
		Total Property Grade (C) Exceptions:	18
Total Property Exceptions:			19
Grand Total:			382

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the six hundred fifty-eight (658) loans reviewed, two hundred eighty-three (283) unique loans had one thousand and eighty-nine (1,089) different tape discrepancies across thirty-nine (39) data fields (some loans had more than one data delta). The largest variances were found on Cash To Borrower, Cash From Borrower, Property Type, Borrower First Name, Borrower Last Name and Interest Rate Life Cap where the data tape information did not coincide with the documentation type found in the loan file.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
# of Units	25	294	8.50%
Amortization Term	8	245	3.27%
Amortization Type	5	244	2.05%
Appraised Value	61	241	25.31%
Borrower First Name	91	231	39.39%
Borrower FTHB	1	17	5.88%
Borrower Full Name	2	2	100.00%
Borrower Last Name	78	223	34.98%
Borrower Self-Employed?	0	1	0.00%
Borrower SSN	27	87	31.03%
Borrower Total Income	2	3	66.67%
Cash From Borrower	95	241	39.42%
Cash To Borrower	127	143	88.81%
City	10	314	3.18%
Contract Sales Price	42	166	25.30%
Doc Type	1	1	100.00%
First Payment Date	36	203	17.73%
Has FTHB	0	1	0.00%
Index Type	7	85	8.24%
Interest Only	15	244	6.15%
Interest Only Period	5	23	21.74%
Interest Rate Change Frequency	0	1	0.00%
Interest Rate Initial Cap	0	1	0.00%
Interest Rate Life Cap	76	132	57.58%
Interest Rate Life Floor	43	61	70.49%
Interest Rate Periodic Cap	0	1	0.00%
Lien Position	0	243	0.00%
LTV Valuation Value	2	77	2.60%
Margin	57	207	27.54%
Maturity Date	6	126	4.76%
MERS Min Number	2	3	66.67%
Neg Am	1	97	1.03%
Occupancy	0	319	0.00%
Original CLTV	18	248	7.26%
Original Interest Rate	4	317	1.26%
Original Interest Rate Period	0	1	0.00%
Original Loan Amount	6	319	1.88%
Original LTV	16	319	5.02%
Original P&I	7	129	5.43%
Original Term	16	314	5.10%
Prepayment Penalty Period (months)	18	217	8.29%
Product Description	0	147	0.00%
Property Type	101	316	31.96%
Purpose	0	319	0.00%
Refi Purpose	15	188	7.98%
Representative FICO	31	289	10.73%
State	6	319	1.88%
Street	15	243	6.17%
Zip	11	248	4.44%
Total	1,089	8,210	13.26%

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ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	234	35.56%	$58,106,866.00	27.12%
Adjustable	424	64.44%	$156,118,455.00	72.88%
Total	658	100.00%	$214,225,321.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	658	100.00%	$214,225,321.00	100.00%
Total	658	100.00%	$214,225,321.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	0.15%	$487,500.00	0.23%
Cash Out: Home Improvement/Renovation	2	0.30%	$618,350.00	0.29%
Cash Out: Other/Multi-purpose/Unknown Purpose	261	39.67%	$89,074,049.00	41.58%
First Time Home Purchase	37	5.62%	$14,094,455.00	6.58%
Other-than-first-time Home Purchase	271	41.19%	$82,595,500.00	38.56%
Rate/Term Refinance - Borrower Initiated	86	13.07%	$27,355,467.00	12.77%
Total	658	100.00%	$214,225,321.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	16	2.43%	$1,790,775.00	0.84%
121-180 Months	7	1.06%	$1,368,830.00	0.64%
241-360 Months	562	85.41%	$180,226,090.00	84.13%
361+ Months	73	11.09%	$30,839,626.00	14.40%
Total	658	100.00%	$214,225,321.00	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	298	45.29%	$98,936,181.00	46.18%
Condo, Low Rise	51	7.75%	$14,293,514.00	6.67%
Condo, High Rise	11	1.67%	$4,041,700.00	1.89%
PUD	127	19.30%	$33,682,467.00	15.72%
Townhouse	2	0.30%	$673,750.00	0.31%
1 Family Attached	19	2.89%	$3,532,087.00	1.65%
2 Family	78	11.85%	$28,090,646.00	13.11%
3 Family	25	3.80%	$8,762,854.00	4.09%
4 Family	21	3.19%	$7,605,622.00	3.55%
Other	26	3.95%	$14,606,500.00	6.82%
Total	658	100.00%	$214,225,321.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	658	100.00%	$214,225,321.00	100.00%
Total	658	100.00%	$214,225,321.00	100.00%

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
N/A (investment property consumer mortgage)	658	100.00%	$214,225,321.00	100.00%
Total	658	100.00%	$214,225,321.00	100.00%

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